Net (Loss) Income Per Share	6 Months Ended
Jun. 30, 2019
Earnings per share [abstract]
Net (Loss) Income Per Share
17	Net (loss) income per share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
	$	$	$	$
Net (loss) income	206	(2,602)	(4,705)	11,822
Basic weighted average number of shares outstanding	16,622,415	16,440,760	16,532,090	16,440,760
Net (loss) income per share (basic)	0.01	(0.16)	(0.28)	0.72

Dilutive effect of share purchase warrants	—	—	—	48,604
Diluted weighted average number of shares outstanding	17,260,016	16,440,760	16,532,090	16,489,364
Net income (loss) per share (diluted)	0.01	(0.16)	(0.28)	0.70
Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options	161,021	975,196	641,021	975,196
Deferred stock units	150,000	161,000	288,000	161,000
Warrants (number of equivalent shares)	3,276,000	3,417,840	3,296,008	3,301,996

Net (loss) income per share is calculated by dividing net (loss) income by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options and share purchase warrants. In periods with reported net losses, all stock options and share purchase warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and share purchase warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.